FLEXIBLE PREMIUM VARIABLE ANNUITY - A

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated October 1, 2007

to the

Prospectus dated May 1, 2007

REMOVAL OF FIXED ACCOUNT LIMITATIONS

Effective immediately, we are withdrawing our Fixed Account Limitations Supplement dated May 1, 2007.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity - A dated May 1, 2007